================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Public Storage Properties XIX, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                      PUBLIC STORAGE PROPERTIES XIX, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 17, 1996



        The Annual Meeting of Shareholders of Public Storage Properties XIX, Inc., a California corporation (the "Company"), will be held at the Company's offices at 701 Western Avenue, Suite 200, Glendale, California, on December 17, 1996, at the hour of 11:00 a.m., for the following purposes:

        1.  To elect directors for the ensuing year.

        2. To consider and act upon such other matters as may properly come before the meeting or any adjournment of the meeting.

        The Board of Directors has determined that only holders of record of Common Stock Series A, Common Stock Series B and Common Stock Series C (the "Common Stock") at the close of business on November 11, 1996 will be entitled to receive notice of, and to vote at, the meeting or any adjournment of the meeting.

        Please mark your vote on the enclosed Proxy, then date, sign and promptly mail the Proxy in the stamped return envelope included with these materials.

        You are cordially invited to attend the meeting in person. If you do attend and you have already signed and returned the Proxy, the powers of the proxy holders named in the Proxy will be suspended if you desire to vote in person. Therefore, whether or not you presently intend to attend the meeting in person, you are urged to mark your vote on the Proxy, date, sign and return it.

                              By Order of the Board of Directors


                                  OBREN B. GERICH, Secretary

Glendale, California
November 18, 1996

                      PUBLIC STORAGE PROPERTIES XIX, INC.

                         701 Western Avenue, Suite 200
                        Glendale, California 91201-2397

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                               December 17, 1996

                                    GENERAL

        This Proxy Statement (first mailed to shareholders on or about November 22, 1996) is furnished in connection with the solicitation by the Board of Directors of Public Storage Properties XIX, Inc. (the "Company") of proxies, including the enclosed Proxy, for use at the Company's Annual Meeting of Shareholders to be held at the Company's offices at 701 Western Avenue, Suite 200, Glendale, California at 11:00 a.m. on December 17, 1996 (the "1996 Annual Meeting of Shareholders") or at any adjournment of the meeting. The purposes of the meeting are (1) to elect three directors of the Company and (2) to consider and act upon such other matters as may properly come before the meeting or any adjournment of the meeting.

        Shares of Common Stock represented by a Proxy in the accompanying form, if the Proxy is properly executed and is received by the Company before the voting, will be voted in the manner specified on the Proxy. If no specification is made, the shares will be voted FOR the election as directors of the nominees named hereinafter. The persons designated as proxies reserve full discretion to cast votes for other persons if any of the nominees become unavailable to serve. A Proxy is revocable by delivering a subsequently signed and dated Proxy or other written notice to the Secretary of the Company at any time before its exercise. A Proxy may also be revoked if the person executing the Proxy is present at the meeting and chooses to vote in person.

        The Company was formed in December 1990 for the purpose of succeeding to the business of Public Storage Properties XIX, Ltd., a California Limited Partnership (the "Partnership") in a reorganization transaction (the "Reorganization"). The Partnership's general partners (the "General Partners") were PSI Associates II, Inc. and B. Wayne Hughes. The Reorganization was effective on October 30, 1991 and subsequently, the Partnership was dissolved. The Company has elected to be taxed as a real estate investment trust ("REIT") for federal income tax purposes.

        In 1995, there were a series of mergers among Public Storage Management, Inc. (which was the Company's mini-warehouse property operator) ("PSMI"), Public Storage, Inc. and their affiliates, culminating in the November 16, 1995 merger (the "PSMI Merger") of PSMI into Storage Equities, Inc. As a result of the PSMI Merger, Storage Equities, Inc. was renamed Public Storage, Inc. ("PSI") and PSI acquired substantially all of the United States real estate operations of PSMI and became the operator of the Company's mini-warehouse properties.

        The Company's 1996 Annual Meeting of Shareholders will be held jointly with the annual meetings of shareholders of the following corporations that were involved in reorganization transactions similar to the Reorganization: Public Storage Properties XI, Inc., Public Storage Properties XIV, Inc., Public Storage Properties XV, Inc., Public Storage Properties XVI, Inc., Public Storage Properties XVII, Inc., Public Storage Properties XVIII, Inc. and Public Storage Properties XX, Inc.

                                 QUORUM AND VOTING

        The presence at the meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock Series A, Common Stock Series B and Common Stock Series C (the "Common Stock"), counted together as a single class, is necessary to constitute a quorum for the transaction of business.

        Only holders of record of Common Stock at the close of business on November 11, 1996 (the "Record Date") will be entitled to vote at the meeting, or at any adjournment of the meeting. On the Record Date, the issued and outstanding capital stock of the Company was 3,046,171 shares of Common Stock Series A (before redemptions of 17,200 shares of Common Stock Series A not reflected in the transfer agent's records as of the Record Date), 283,224 shares of Common Stock Series B and 802,466 shares of Common Stock Series C.

        With respect to the election of directors, each holder of Common Stock on the Record Date is entitled to cast as many votes as there are directors to be elected multiplied by the number of shares registered in his name on the Record Date. The holder may cumulate his votes for directors by casting all of his votes for one candidate or by distributing his votes among as many candidates as he chooses. In voting upon any other proposal that might properly come before the meeting, each holder of Common Stock is entitled to one vote for each share registered in his name, with all holders of Common Stock Series A, Common Stock Series B and Common Stock Series C voting together as a single class.

                             ELECTION OF DIRECTORS

        Three directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting of Shareholders, to hold office until the next annual meeting and until their successors are elected and qualified. When the accompanying Proxy is properly executed and returned to the Company before the voting, the persons named in the Proxy will vote the shares represented by the Proxy as indicated on the Proxy. If any nominee below becomes unavailable for any reason or if any vacancy on the Company's Board of Directors occurs before the election, the shares represented by any Proxy voting for that nominee will be voted for the person, if any, designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. However, the Board of Directors has no reason to believe that any nominee will be unavailable or that any vacancy on the Board of Directors will occur. The following persons are nominees for directors:

        Name                    Age           Director Since
        ----                    ---           --------------

     B. Wayne Hughes            63                 1990

     Vern O. Curtis             62                 1990

     Jack D. Steele             72                 1990

        B. Wayne Hughes has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1990. Mr. Hughes has been Chairman of the Board and Chief Executive Officer since 1990 of Public Storage Properties XI, Inc., Public Storage Properties XIV, Inc., Public Storage Properties XV, Inc., Public Storage Properties XVI, Inc., Public Storage Properties XVII, Inc., Public Storage Properties XVIII, Inc., Public Storage Properties XX, Inc., Partners Preferred Yield, Inc., Partners Preferred Yield II, Inc. and Partners

Preferred Yield III, Inc. (collectively, the "Public Storage REITs"), real estate investment trusts organized by an affiliate of PSMI. He has been a director of PSI, the Company's mini-warehouse property operator, since its organization in 1980 and was President and Co-Chief Executive Officer from 1980 until November 1991 when he became Chairman of the Board and sole Chief Executive Officer. Mr. Hughes was an officer and director of affiliates of PSMI and a director of PSMI until November 1995. From 1989-90 until the respective dates of merger, he was Chairman of the Board and Chief Executive Officer of Public Storage Properties VI, Inc. ("PSP6"), Public Storage Properties VII, Inc. ("PSP7"), Public Storage Properties VIII, Inc., Public Storage Properties IX, Inc. ("PSP9"), Public Storage Properties X, Inc. ("PSP10"), Public Storage Properties XII, Inc. ("PSP12"), PS Business Parks, Inc. ("PSBP") and Storage Properties, Inc. ("SPI") (collectively, the "Merged Public Storage REITs"), affiliated REITs that were merged into PSI between September 1994 and September 1996. He has been active in the real estate investment field for over 25 years.

        Vern O. Curtis, Chairman of the Audit Committee, is a private investor. Mr. Curtis has been a director of the Company since its inception in 1990. Mr. Curtis has also been a director of the Public Storage REITs since 1990. Mr. Curtis is also a director of the Pimco Funds, Pimco Commercial Mortgage Securities Trust, Inc. and Fresh Choice, Inc. He was a director of the Merged Public Storage REITs from 1989-90 until the respective dates of merger. Mr. Curtis was Dean of Business School of Chapman College from 1988 to 1990 and President and Chief Executive Officer of Denny's, Inc. from 1980 to 1987.

        Jack D. Steele, a member of the Audit Committee, has been a director of the Company since its inception in 1990. Mr. Steele has also been a director of the Public Storage REITs since 1990. He is also a director of Rohr, Inc. Mr. Steele is a business consultant. He was a director of the Merged Public Storage REITs from 1989-90 until the respective dates of merger. Mr. Steele was Chairman - Board Services of Korn/Ferry International from 1986 to 1988 and Dean of School of Business and Professor at the University of Southern California from 1975 to 1986.

Directors' and Committee Meetings

        Each of the directors attended at least 75% of the four meetings held by the Board of Directors during 1995. Each of the members of the Audit Committee attended the two meetings held by the Audit Committee during 1995. The primary functions of the Audit Committee are to meet with the Company's outside auditors, to conduct a pre-audit review of the audit engagement, to conduct a post-audit review of the results of the audit, to monitor the adequacy of internal financial controls of the Company, to review the independence of the outside auditors and to make recommendations to the Board of Directors regarding the appointment and retention of auditors. The Company does not have a compensation or a nominating committee.

Security Ownership of Certain Beneficial Owners

        The following table sets forth information with respect to the only person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock Series A, Common Stock Series B and Common Stock Series C (the "Common Stock") (or Common Stock Series A):

                                    Shares of Common Stock,
                                    $.01 Par Value,
                                    Beneficially Owned as of
                                    October 31, 1996(1)
                                    --------------------------------------------
                                    Number
  Name and Address                  of Shares(2)(3)             Percent
  ----------------                  ---------------             -------

PSI                                    A:  646,796(4)           A:  21.3%
701 Western Avenue, Suite 200          B:  283,224(4)           B: 100.0%
Glendale, California 91201-2397        C:  802,466(4)           C: 100.0%
                                         ---------                 -----
                                         1,732,486(4)(5)            42.1%
----------------

(Footnotes to the table are set forth following the table under "Security Ownership of Management" below).

Security Ownership of Management

          The following table sets forth information concerning the security ownership of each director of the Company (including B. Wayne Hughes, the only executive officer named under "Compensation" below) and of all directors and executive officers of the Company as a group:

                                           Shares of Common Stock,
                                           $.01 Par Value,
                                           Beneficially Owned as of
                                           October 31, 1996(1)
                                           -------------------------------------
                                           Number
Name                                       of Shares(2)        Percent
----                                       ------------        -------

B. Wayne Hughes                            A:   1,751(6)              (7)

Vern O. Curtis                             A:   1,500                 (7)

Jack D. Steele                             A:   2,100(8)              (7)

All Directors and Executive Officers as    A:   5,351(6)(8)    A:  0.2%
 a Group (eight persons)

----------------

(1) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to the shares.

(2) Capital letters "A", "B" and "C" denote share information with respect to Common Stock Series A, Common Stock Series B and Common Stock Series C, respectively.

(3) The Company's Articles of Incorporation provide that the Common Stock Series B and Common Stock Series C will convert automatically into Common Stock Series A on a share-for-share basis when (A) the sum of (1) all cumulative dividends and other distributions from all sources paid with respect to the Common Stock Series A (including liquidating distributions, but not including payments made to redeem such stock other than in liquidation) and (2) the cumulative Partnership distributions from all sources with respect to all Partnership units (including the General Partners' 1% interest) equals (B) the product of $20 multiplied by the number of then outstanding "Original Series A Shares." The term "Original Series A Shares" means the shares of Common Stock Series A issued in the Reorganization.

(4) Includes (i) 646,145 shares of Common Stock Series A, 283,224 shares of Common Stock Series B and 802,466 shares of Common Stock Series C owned by PSI as to which PSI has sole voting and dispositive power and (ii) 651 shares of Common Stock Series A which PSI has an option to acquire (together with other securities) from B. Wayne Hughes as trustee of the B.W. Hughes Living Trust and as to which PSI has sole voting power (pursuant to an irrevocable proxy) and no dispositive power.

(5) Includes Common Stock Series A, Common Stock Series B and Common Stock Series C.

(6) Includes (i) 651 shares of Common Stock Series A owned by B. Wayne Hughes as trustee of the B.W. Hughes Living Trust as to which Mr. Hughes has sole dispositive power and no voting power; PSI has an option to acquire these shares and an irrevocable proxy to vote these shares (see footnote (4) above), and (ii) 1,100 shares of Common Stock Series A owned by B. Wayne Hughes' wife as trustee FBO Parker Hughes Trust dtd 3/7/91.

(7)  Less than 0.1%.

(8) Includes 1,100 shares of Common Stock Series A held by a bank custodian of an SEP for the benefit of Mr. Steele and 1,000 shares of Common Stock Series A held by a bank custodian of an individual retirement account for the benefit of Mr. Steele's wife.

                                 COMPENSATION

Compensation of Directors

        Each of the Company's directors, other than B. Wayne Hughes, receives director's fees of $2,000 per year plus $200 for each meeting attended. In addition, each of the members of the Audit Committee receives $100 for each meeting of the Audit Committee attended. The policy of the Company is to reimburse directors for reasonable expenses.

Compensation of Executive Officers

        Set forth below is certain compensation relating to B. Wayne Hughes, the Company's Chief Executive Officer. The Company has no executive officer who earned $100,000 or more in 1995 for services rendered to the Company.

                           Summary Compensation Table

                                                             Annual Compensation
                                                             -------------------
   Name and Principal Position                   Year               Salary
   ---------------------------                   ----               ------
   B. Wayne Hughes                               1995               $2,000
   Chairman of the Board and                     1994                2,000
     Chief Executive Officer                     1993                2,000

        The Company's properties are operated under Management Agreements, pursuant to which the Company paid fees to PSMI (and now pays fees to PSI) and pays fees to Public Storage Commercial Properties Group, Inc. ("PSCP"). See "Management Agreements" under "Compensation Committee Interlocks and Insider Participation -- Certain Relationships and Related Transactions" below. PSMI and (prior to November 16, 1995) PSCP were controlled by B. Wayne Hughes and members of his family (the "Hughes Family").

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company does not have a compensation committee. Mr. Hughes, the Chief Executive Officer of the Company, is a member of the Board of Directors. Mr. Hughes is a director and the chief executive officer of the 10 Public Storage REITs (and during all or part of 1995, Mr. Hughes was a director and the chief executive officer of PSP6, PSP7, PSP9, PSP10, PSP12 and PSBP). Mr. Hughes also is the chief executive officer and a director of PSI, of which Harvey Lenkin, President of the Company, is the president and a director (and during 1995, Mr. Hughes was also a director and the chief executive officer of SPI, of which Mr. Lenkin was the president and a director). Neither PSI nor any of the 10 Public Storage REITs has (nor did PSP6, PSP7, PSP9, PSP10, PSP12, PSBP or SPI have) a compensation committee.

Certain Relationships and Related Transactions

        Management Agreements. The Company has Management Agreements with PSI (as successor-in-interest to PSMI) and PSCP. Under the Management Agreements, the Company pays PSI (and previously paid PSMI) a fee of 6% of the gross revenues of the mini-warehouse spaces operated for the Company and pays PSCP a fee of 5% of the gross revenues of the Company's non-miniwarehouse properties. During 1995, the Company paid or accrued fees of $308,000 to PSMI, $45,000 to PSI and $116,000 to PSCP pursuant to the Management Agreements with respect to 1995 management fees (i.e., exclusive of the prepayment described below). PSMI and (prior to November 16, 1995) PSCP were controlled by the Hughes Family (subsequent to November 16, 1995, PSI has a 95% economic interest and the Hughes Family has a 5% economic interest in PSCP). Mr. Hughes was a director of PSMI and is a director and officer of PSI and certain of the other officers of the Company were also directors and officers of PSMI and are also directors and officers of PSI and PSCP.

        For as long as the respective Management Agreement is in effect, PSI has granted the Company a non-exclusive license to use two PSI service marks and related designs (and PSCP has granted the Company a non-exclusive license to use a PSI service mark and related designs), including the "Public Storage" name, in conjunction with rental and operation of facilities operated pursuant to the Management Agreement. Upon termination of the respective Management Agreement, the Company would no longer have the right to use the service marks and related designs except as described below.

        In February 1995, the Management Agreements were amended primarily to revise the termination provisions. Each Management Agreement as so amended provides that the Management Agreement will expire in February 2002 provided that in February of each year it shall be automatically extended for one year (thereby maintaining a seven-year term) unless either party notifies the other that the Management Agreement is not being extended, in which case it expires, on the first anniversary of its then scheduled expiration date. Each Management Agreement may also be terminated by either party for cause, but if terminated for cause by the Company, the Company retains the rights to use the service marks and related designs until the then scheduled expiration date, if applicable, or otherwise a date seven years after such termination.

        In August 1995, the Management Agreement with PSMI was amended to provide that upon demand from PSI or PSMI made prior to December 15, 1995, the Company agreed to prepay (within 15 days after such demand) up to 12 months of management fees (based on the management fees for the comparable period during the calendar year immediately preceding such prepayment) discounted at the rate of 14% per year to compensate for early payment. The Company's disinterested directors approved such prepayment. In November 1995, the Company prepaid to PSI eight months of 1996 management fees at a cost of $207,000.

        Distributions on Reorganization Shares. During 1995, the Company paid an affiliate of PSMI and B. Wayne Hughes an aggregate of $17,249 and $126,884 of distributions on the shares of Common Stock Series A and Common Stock Series B, respectively, received by them (or their predecessor in interest) in the Reorganization. The affiliate of PSMI was controlled by the Hughes Family.

        Sale of Shares to the Company. During January 1996, Ronald L. Havner, Jr., Vice President and Chief Financial Officer of the Company, sold to the Company in a privately negotiated transaction 9,700 shares of Common Stock Series A (which shares had been acquired by Mr. Havner in the open market) at $14.75 per share for an aggregate of $143,075. The sales price per share was equal to the closing price of the Common Stock Series A on the American Stock Exchange on the date of the transaction.

                       REPORT OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

        The Company does not have a compensation committee. The Company has seven executive officers (six executive officers prior to November 1996), one of whom is B. Wayne Hughes, the Chief Executive Officer.

Executive Compensation

        The salaries paid by the Company to the Company's executive officers in 1995 for services related to the Company were equal to the amounts specified in the Company's Prospectus and Proxy Statement dated May 24, 1991 relating to the Reorganization. Any increases in this compensation will require the approval of the Company's disinterested directors, but no such increases were made during 1995.

Chief Executive Officer Compensation

        The salary paid by the Company to B. Wayne Hughes, the Company's Chief Executive Officer, in 1995 for services related to the Company was equal to the amount specified in the Company's Prospectus and Proxy Statement dated May 24, 1991 relating to the Reorganization.

                                  BOARD OF DIRECTORS

                                   B. Wayne Hughes
                                   Vern O. Curtis
                                   Jack D. Steele

                         STOCK PRICE PERFORMANCE GRAPH

        The graph set forth below compares the quarterly change in the Company's cumulative total shareholder return on its Common Stock Series A for the period from November 11, 1991 (commencement of trading) to December 31, 1995 to the cumulative total return of the American Stock Exchange Market Value Index ("AMEX Index") and the National Association of Real Estate Investment Trusts Equity Index ("NAREIT Equity Index") for the same period (total shareholder return equals price appreciation plus dividends). The stock price performance graph assumes that the value of the investment in the Company's Common Stock Series A and each index was $100 on November 11, 1991 and that all dividends were reinvested. The stock price performance shown in the graph is not necessarily indicative of future price performance.

                     Comparison of Cumulative Total Return
    Public Storage Properties XIX, Inc., AMEX Index and NAREIT Equity Index
                     November 11, 1991 - December 31, 1995


                       [PERFORMANCE GRAPH APPEARS HERE]


      MEASUREMENT              PUBLIC STORAGE                          NAREIT
        PERIOD              PROPERTIES XIX, INC.         AMEX          EQUITY
-----------------------     --------------------      -----------   ------------
Measurement Pt. 11/11/91          $100.00             $100.00         $100.00
11/30/91                            86.96              100.00          100.00
12/31/91                            74.78              106.57          107.15
3/31/92                            115.26              106.57          109.60
6/30/92                            100.63              102.32          110.71
9/30/92                            123.88              101.63          118.26
12/31/92                           114.78              107.70          122.78
3/31/93                            145.72              114.23          149.35
6/30/93                            169.96              117.15          145.06
9/30/93                            227.70              124.20          158.63
12/31/93                           173.80              128.72          146.92
3/31/94                            182.85              119.54          151.92
6/30/94                            184.97              114.41          154.71
9/30/94                            216.51              123.78          151.55
12/31/94                           230.39              116.99          151.57
3/31/95                            251.35              125.29          151.32
6/30/95                            262.74              134.94          160.22
9/30/95                            282.09              146.95          167.77
12/31/95                           294.85              147.90          174.73

                             INDEPENDENT AUDITORS

        The Board of Directors has selected Ernst & Young, independent auditors, to audit the accounts of the Company for the fiscal year ending December 31, 1996.

        It is anticipated that representatives of Ernst & Young, which has acted as the independent auditors for the Company since the Company's organization in December 1990, will be in attendance at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and to respond to any appropriate inquiries of the shareholders or their representatives.

                                 ANNUAL REPORT

        The Company has filed, for its fiscal year ended December 31, 1995, an Annual Report on Form 10-K with the Securities and Exchange Commission, together with applicable financial statements and schedules thereto. The Company will furnish, without charge, upon written request of any shareholder as of November 11, 1996, who represents in such request that he was the beneficial owner of the Company's shares on that date, a copy of the Annual Report together with the financial statements and any schedules thereto. Upon written request and payment of a copying charge of 15 cents per page, the Company will also furnish to any shareholder a copy of the exhibits to the Annual Report. Requests should be addressed to: Obren B. Gerich, Secretary, Public Storage Properties XIX, Inc., 701 Western Avenue, Suite 200, Glendale, California 91201-2397.

                           EXPENSES OF SOLICITATION

        The Company will pay the cost of soliciting Proxies. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and its affiliates may solicit the return of Proxies by telephone, telegram, personal interview or otherwise. The Company may also reimburse brokerage firms and other persons representing the beneficial owners of the Company's stock for their reasonable expenses in forwarding proxy solicitation materials to such beneficial owners. American Stock Transfer & Trust Company may be retained to assist the Company in the solicitation of Proxies.

                 DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR
              PRESENTATION AT 1997 ANNUAL MEETING OF SHAREHOLDERS

        Any proposal that a shareholder wishes to submit for consideration for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Shareholders must be received by the Company no later than August 1, 1997. Shareholder proposals should be addressed to: Obren B. Gerich, Secretary, Public Storage Properties XIX, Inc., 701 Western Avenue, Suite 200, Glendale, California 91201-2397.

                                 OTHER MATTERS

        The management of the Company does not intend to bring any other matter before the meeting and knows of no other matters that are likely to come before the meeting. If any other matters properly come before the meeting, the persons named in the accompanying Proxy will vote the shares represented by the Proxy in accordance with their best judgment on such matters.

        You are urged to vote the accompanying Proxy and sign, date and return it in the enclosed stamped envelope at your earliest convenience, whether or not you currently plan to attend the meeting in person.

                             By Order of the Board of Directors


                                 OBREN B. GERICH, Secretary

Glendale, California
November 18, 1996

                      PUBLIC STORAGE PROPERTIES XIX, INC.
                         701 Western Avenue, Suite 200
                        Glendale, California 91201-2397

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints B. Wayne Hughes and Harvey Lenkin, or either of them, with power of substitution, as Proxies, to appear and vote, as designated below, all the shares of Common Stock Series A of Public Storage Properties XIX, Inc. held of record by the undersigned on November 11, 1996, at the Annual Meeting of Shareholders to be held on December 17, 1996, and any adjournments thereof.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW.


[x] Please mark votes as in this example.

1.  ELECTION OF DIRECTORS

        Nominees:  B. Wayne Hughes, Vern O. Curtis and Jack D. Steele.

       [_] FOR ALL NOMINEES              [_] WITHHELD FROM ALL NOMINEES

--------------------------------------------------------------------------------
                    For all nominees except as noted above

2. Other matters: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                 (Continued and to be signed on reverse side)

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated November 18, 1996.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005.

                                           Dated:                      , 1996
                                                  ---------------------

                                           -----------------------------------
                                                     Signature

                                           -----------------------------------
                                                 Signature if held jointly

                                           Please sign exactly as your name
                                           appears. Joint owners should each
                                           sign. Trustees and others acting in a
                                           representative capacity should
                                           indicate the capacity in which they
                                           sign.